UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 26, 2012

TREEHOUSE FOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-32504

Delaware	20-2311383
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2021 Spring Road
Suite 600
Oakbrook, IL 60523	60154
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02.  Departure of Directors or Principal Officers, Election of Directors; Appointment of Principal Officers

At the 2012 annual meeting of stockholders (the “2012 Annual Meeting) held on April 26, 2012, the stockholders of TreeHouse Foods, Inc. (the “Company”), approved the amendment and restatement (the “2012 Amendment”) of the TreeHouse Foods, Inc. Equity and Incentive Plan (the “Plan”).

The 2012 Amendment of the Plan (i) extends the term of the Plan to February 9, 2022, (ii) increases the number of shares of the Company’s common stock available for issuance under the Plan from 6,010,167 to 9,260,167, (iii) introduces a fungible share design under which each share subject to an award other than a stock option or stock appreciation right will count as 2.19 shares against the total number of shares available for issuance under the Plan, and (iv) sets forth and reiterates the performance goals under the Plan for purposes of the requirements of Section 162(m) of the Internal Revenue Code.

The amended and restated Plan is described in the Company's proxy statement in connection with the 2012 Annual Meeting of Stockholders.  The summary above does not purport to be complete and is qualified in its entirety by reference to the amended and restated Plan, listed as Exhibit 10.1 hereto and filed with the Securities and Exchange Commission as Appendix A to the Company’s Definitive Proxy Statement on March 6, 2012 and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Company held its 2012 Annual Meeting on April 26, 2012.  Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
Election of Directors
Frank J. O’Connell	31,669,495	552,663	7,243	1,714,149
Terdema L. Ussery	32,070,169	152,015	7,217	1,714,149
David B. Vermylen	31,208,945	1,013,611	6,845	1,714,149

Ratification of Auditors	33,910,889	24,550	8,111	0

Advisory Approval of the Company’s Executive Compensation	30,917,112	1,289,371	22,918	1,714,149

Approval of the Amendment And Restatement of the Company’s Equity and Incentive Plan, Including an Increase in the Number of Shares Subject to the Plan	22,978,696	9,228,242	22,190	1,714,149

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
10.1	Amended and Restated TreeHouse Foods, Inc. Equity and Incentive Plan is incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement dated March 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date: May 1, 2012	By:	/s/ Thomas E. O’Neill
Thomas E. O’Neill
General Counsel, Executive Vice President, Chief Administrative Officer and officer duly authorized to sign on behalf of the registrant

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Amended and Restated TreeHouse Foods, Inc. Equity and Incentive Plan is incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement dated March 6, 2012.